LORD ABBETT DEVELOPING GROWTH FUND
Supplement dated February 28, 2013
to the Prospectus dated December 1, 2012

LORD ABBETT SMALL CAP VALUE FUND
Supplement dated February 28, 2013
to the Prospectus dated September 27, 2012

Effective February 28, 2013 (the “Effective Date”), Lord Abbett Developing Growth Fund and Lord Abbett Small Cap Value Fund, which generally are closed to new investors, will be available for purchase through a special exchange privilege by shareholders of Lord Abbett Small Cap Blend Fund who:

•	Own shares of Lord Abbett Small Cap Blend Fund on or after the Effective Date; and

•	Exchange shares of Lord Abbett Small Cap Blend Fund for shares of the same class of Lord Abbett Developing Growth Fund or Lord Abbett Small Cap Value Fund, or both.

Shareholders wishing purchase shares of Developing Growth Fund or Small Cap Value Fund through this special exchange privilege should contact their financial advisor or the Fund (via telephone or in writing) to request the exchange transaction. You may reach the Fund at (800) 821-5129. Online requests for exchange transactions pursuant to this special exchange privilege are not available and this special exchange privilege may not be available through your financial intermediary.

Shareholders who have completely redeemed their accounts in Lord Abbett Small Cap Blend prior to the Effective Date, but who otherwise qualify to reinvest in Small Cap Blend Fund under the reinvestment privilege, will be deemed to be a current shareholder of Small Cap Blend Fund for purposes of determining eligibility to purchase shares of Lord Abbett Developing Growth Fund or Lord Abbett Small Cap Blend Fund through such reinvestment privledges. In addition, Lord Abbett Developing Growth Fund and Lord Abbett Small Cap Value Fund may accept purchases by new retirement and benefit plans if the retirement and benefit plan submitted a proposal to invest in Lord Abbett Small Cap Blend Fund prior to the Effective Date. Such proposals include a proposal submitted by or on behalf of a retirement and benefit plan and submitted through a financial intermediary that was authorized to accept purchase orders on behalf of Lord Abbett Small Cap Blend Fund prior to the Effective Date, provided that the financial intermediary submitted the proposal prior to the Effective Date.

Lord Abbett Developing Growth Fund and Lord Abbett Small Cap Value Fund will continue to be closed to new investors, except for certain categories of eligible investors, as listed in the current prospectus for each of the Funds.

Investors should note, however, that the Fund reserves the right to refuse any purchase order that Lord Abbett believes might disrupt the efficient management of the Fund and reserves the right to further limit the availability of the Fund. Any investor seeking to purchase more than $10 million of shares of the Fund should contact Lord Abbett for approval prior to submitting the purchase order for Fund shares.

Please retain this document for your future reference.